UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the

Securities and Exchange Act Of 1934

November 1, 2012

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2012, Watson Pharmaceuticals, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the third quarter ended September 30, 2012, and providing a forecast of certain estimated financial metrics for the twelve months ending December 31, 2012. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In its press release, the Company discloses non-GAAP financial measures (as defined in Regulation G promulgated by the U. S. Securities and Exchange Commission) that exclude certain significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to and facilitates analysis by investors in evaluating the Company’s performance and trends. The determination of significant charges or credits may not be comparable to similar measures used by other companies and may vary from period to period. The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP net income and non-GAAP earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We define non-GAAP net income as net income adjusted for amortization, acquisition and licensing charges, expenses associated with our operational excellence/global supply chain initiative (including accelerated depreciation charges associated therewith), legal settlements and certain special charges that are otherwise included in GAAP net income, including loss (gain) on asset sales/impairment, loss (gain) on security sales and impairment, loss on debt repurchases and income taxes. Non-GAAP earnings per share refers to non-GAAP net income divided by the number of diluted shares outstanding including potential common stock equivalents that were excluded from the GAAP computation of diluted earnings per share as a result of being anti-dilutive in the current year period.

The information in this report (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

d. Exhibits:

99.1	Press Release entitled “Watson Third Quarter 2012 Non-GAAP Diluted EPS Increases 24% to $1.35; Net Revenue Increases 19% to $1.29 Billion” dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ R. Todd Joyce
R. Todd Joyce
Chief Financial Officer - Global

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Watson Third Quarter 2012 Non-GAAP Diluted EPS Increases 24% to $1.35; Net Revenue Increases 19% to $1.29 Billion” dated November 1, 2012.